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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      November 27, 2006 (November 21, 2006)

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                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

            Maryland                   001-32136               20-0057959
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

 333 Earle Ovington Boulevard, Suite 900 Uniondale, New York     11553
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          (Address of principal executive offices)             (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

ITEM 8.01 OTHER EVENTS.

      On November 27, 2006, Arbor Realty Trust, Inc. (the "Company), announced the pricing on November 21, 2006 of a collateralized debt obligation by two subsidiaries of the Company.

      A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit Number
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           99.1          Press Release, dated November 27, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 27, 2006                         ARBOR REALTY TRUST, INC.


                                                  By:    /s/ Paul Elenio
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                                                  Name:  Paul Elenio
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit Number
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           99.1          Press Release, dated November 27, 2006.